Exhibit 24

Information Regarding Joint Filers

Designated Filer of Form 4: Navy Capital Green Management, LLC

Date of Earliest Transaction Required to be Reported: 9/10/2024

Name and Ticker Symbol: CLS Holdings USA, Inc. (CLSH)

Names:	Navy Capital Green Management Partners, LLC, Navy Capital Green Fund, LP, Navy Capital Green Co-Invest Fund, LLC, Navy Capital Green Co-Invest Partners, LLC, John Kaden, Chetan Gulati and Sean Stiefel

Address:	Navy Capital Green Management Partners, LLC
28 Reichert Circle
Westport, CT 06880

Signatures:

The undersigned, Navy Capital Green Management Partners, LLC, Navy Capital Green Fund, LP, Navy Capital Green Co-Invest Fund, LLC, Navy Capital Green Co-Invest Partners, LLC, John Kaden, Chetan Gulati and Sean Stiefel are jointly filing the attached Statement of Beneficial Ownership of Securities on Form 4 with Navy Capital Green Management, LLC with respect to the beneficial ownership of securities of CLS Holdings USA, Inc.

NAVY CAPITAL GREEN MANAGEMENT PARTNERS, LLC

By: John Kaden, manager

By:	/s/ John Kaden
John Kaden

By: Sean Stiefel, manager

By:	/s/ Sean Stiefel
Sean Stiefel

By: Chetan Gulati, manager

By: /s/ Chetan Gulati
Chetan Gulati

NAVY CAPITAL GREEN FUND, LP

By: Navy Capital Green Management Partners, LLC, its general partner.

By: John Kaden, manager of general partner

By:	/s/ John Kaden
John Kaden

By: Sean Stiefel, manager of general partner

By:	/s/ Sean Stiefel
Sean Stiefel

By: Chetan Gulati, manager of general partner

By:	/s/ Chetan Gulati
Chetan Gulati

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.

*If the form is filed by more than one reporting person, see Instruction 4(b)(v).

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1474 (11-11)

NAVY CAPITAL GREEN CO-INVEST FUND, LLC

By: Navy Capital Green Co-Invest Partners, LLC

By: John Kaden, manager

By:	/s/ John Kaden
John Kaden

By: Sean Stiefel, manager

By:	/s/ Sean Stiefel
Sean Stiefel

By: Chetan Gulati, manager

By:	/s/ Chetan Gulati
Chetan Gulati

NAVY CAPITAL GREEN CO-INVEST PARTNERS, LLC

By: John Kaden, manager

By:	/s/ John Kaden
John Kaden

By: Sean Stiefel, manager

By:	/s/ Sean Stiefel
Sean Stiefel

By: Chetan Gulati, manager

By:	/s/ Chetan Gulati
Chetan Gulati